                                                                  EXHIBIT 10.33







                     LORAN NETWORK HOLDING CORPORATION INC.

                                SHARE OPTION PLAN






  (THIS PLAN EFFECTED BY A BOARD RESOLUTION. NO EMPLOYEE SIGNATURES REQUIRED.)

1. PURPOSE OF THE PLAN

         The purpose of the Loran Network Holding Corporation Inc. (the "Company") Share Option Plan (the "Plan") is to provide a means whereby the Company, by issuing options ("Options") to purchase Class B non-voting common shares of the Company (the "Shares") to current and future eligible employees ("Employees"), directors, consultants and advisors of the Company (each such person receiving Options hereunder being referred to as an "Optionee") or its affiliates, may motivate Employees and such other persons to exert their best efforts on behalf of the Company.

2. NUMBER OF SHARES AVAILABLE UNDER THE PLAN

(a) The maximum aggregate number of Shares, subject to adjustment as provided in clause (b) hereof, for which Options may be granted by the Company under the Plan shall beset by resolution of the board of directors of the Company (the "Board"), and such number of Shares shall be reserved for issue under the Plan. All of the Shares covered by Options that will have expired or that will have been cancelled without being exercised shall become reserved Shares for the purposes of Options that may be subsequently granted under the terms of the Plan.

(b) In the event of any change in the Shares by reason of any stock dividend, recapitalization, merger, consolidation, stock-split, combination or exchange of Shares, or of any similar change affecting the Shares, the number and kind of shares which thereafter may be offered and sold to Optionees under the Plan pursuant to Options shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable. For greater certainty, no adjustment under this clause (b) shall be required upon any dilution due to new investment in the Company through the issuance of new shares of any class.

3. ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board. The Board may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable. Any interpretation, determination or other action made or taken by the Board shall be final and binding on all parties concerned. In this Plan any word importing the masculine gender includes the feminine gender.


4. OPERATION OF THE PLAN

(a) GENERAL OPERATION. Under the Plan, Options to purchase Shares may be granted to Optionees (including Employees who are eligible employees of the Company as determined under clause (b) hereof). The actual number of Options to purchase Shares to be granted to each Optionee will be determined from time to time by the Board in its sole discretion; provided that the Chief Executive Officer of the Company may grant Options from time to time between the dates of meetings of the Board in such number as is determined from time to time by a resolution of the Board.

(b) ELIGIBILITY. In order to become eligible to participate in the Plan, an Optionee must be (i) a full-time employee of the Company or one of its affiliates for a period of at least six months, or (ii) a member of the Board or an advisor or consultant to the Company.

(c)      OPTION PERIOD. The option period is five years (the "Option Period").

(d) VESTING. Once Optionees are eligible to purchase Shares under the Options granted under this Plan, and where the vesting conditions for the applicable Options have been satisfied, unless otherwise provided in the Option Agreement (as defined in Section 5 hereof) for the Optionee, the Optionee shall be entitled to purchase 33% of the Options on the first anniversary date of the grant of Option; the remainder of the Options will vest in equal amounts on the second and third anniversary dates of the grant of Options, as provided in the sample Option Agreement set out in Appendix A.

(e) EXERCISE OF OPTIONS. Subject to the provisions of section 7, Options which have vested and may be exercised in accordance with their terms ("Vested Options") shall be exercisable at any time after the Effective Dates stated in the Option Agreement (as defined in Section 5 hereof) until the end of the Option Period. Unless deemed to be exercised in accordance with Section 7 hereof, in which case, no notice is required, a Vested Option can be exercised by written notice to the Secretary of the Company. Such notice shall set forth the number of Shares in respect of which the Vested Option is exercised and the name to which the certificate evidencing such Shares shall be issued. Administratively, share certificates are issued on September 30th for Options exercised prior to that date. Payment must be made by a cheque made payable to the Company in the amount of the aggregate exercise price of the Shares specified in the notice. The Company shall cause a certificate for the number of Shares specified in the notice to be issued no later than 10 business days following September 30th of the applicable year

(f) PURCHASE PRICE. The purchase price for the Shares offered to Optionees pursuant to Options under the Plan will be determined from time to time by the Board of Directors with reference to the value of the Company and the then current price of the Shares at the time of the Option grant. If, as and when any Shares have been duly purchased and paid for in cash under the terms of an Option granted under the Plan and in accordance with the terms of such Option and this Plan, such Shares shall be conclusively deemed allotted as fully paid and non-assessable Shares at the price paid therefor. The price of all Shares optioned will be fixed for the duration of the Option Period.

(g) NO RIGHTS AS SHAREHOLDER. No Optionee shall have any rights as a shareholder with respect to any Shares prior to the date of issuance to him of a certificate or certificates for such Shares.

(h) NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any Options or Shares offered or sold under the Plan shall not confer upon any Optionee any right with respect to continuance of employment or other engagement with the Company, nor shall they interfere in any way with the right of the Company to terminate an Employee's employment, in the case of an Employee who is an Optionee (an "Employee Optionee").

(i) CONDITIONS OF EXERCISE. Each Optionee shall agree that, prior to and as a condition of the exercise by him or her of any Options granted pursuant to this Plan, the Optionee shall become a party to (if not already then a party) and be bound by the Company's then current "Unanimous Shareholders Agreement" among all of the shareholders of the Company and the Company, as amended from time to time. In addition, each Optionee shall, when requested to do so by the Company, sign and deliver all such documents relating to the granting or exercise of Options deemed necessary or desirable by the Company. In the event that an Optionee refuses or neglects to so execute any transfers, consents, or other documents as required pursuant to this Plan, the Optionee hereby irrevocably appoints the Chief Executive Officer of the Company as his or her true and lawful attorney to execute any such documentation.

5. OPTION AGREEMENTS

         The Company shall grant Options to the individual Optionee pursuant to an option agreement (the "Option Agreement"). The current form of Option Agreement is set out in Appendix A hereto. The Board may change the form of such agreement from time to time or issue Options pursuant to such other form of agreement as it may approve from time to time. Unless the applicable Option Agreement provides otherwise, the terms of this Plan shall prevail and take precedence over the terms of any Option Agreement to the extent of any conflict between the two (unless otherwise determined by the Board).

6. TERMINATION OF EMPLOYMENT OF EMPLOYEE OPTIONEES

(a) If an Employee Optionee ceases to be an employee of the Company, the Employee shall immediately cease to be entitled to purchase any Shares pursuant to the exercise of Options hereunder, regardless of whether the Optionee's Options have vested or not, provided the Company will be required to honour the issuance of Shares for which an Option exercise notice was given to the Company by such Optionee prior to the notice of resignation or termination.

(b) If an Optionee dies while holding any Options, the executors, trustees, administrators or beneficiaries of the Optionee or his estate, as applicable, may exercise his right to purchase any Shares for which the Optionee held Vested Options at the time of death for a period of 60 days after the death of the Optionee. Thereafter, all Options held by the deceased Optionee shall terminate.

(c) If an Employee Optionee ceases for any reason to be employed by the Company (including resignation or termination, with or without cause. or death), the departing Employee Optionee hereby grants the Company the right to repurchase any or all of the Shares held by the departing Employee Optionee or his or her estate, at the then current price per share as determined by the Board in good faith.

7. CORPORATE REORGANIZATION OR SALE OF THE COMPANY

(a) In the event of a proposed merger or amalgamation of the Company with one or more other corporations, the making of an offer to purchase all outstanding shares of the Company, the sale or distribution of all or substantially all of the Company's assets, a proposed corporate arrangement or reorganization or any transaction of substantially similar effect, as determined by the Board, (collectively, the "Proposed Transaction"), the Board may, in its discretion, deal with all Options issued under the Plan in the manner it deems fair and reasonable in light of the circumstances of the Proposed Transaction, provided that the Board must in all instances act equitably towards Optionees, having regard to the value being offered in the Proposed Transaction and matters of structure and process uniquely affecting the Optionees. Without limiting the generality of the foregoing, in connection with the Proposed Transaction, the Board may, without any action or consent required on the part of any Optionee but subject to its obligation to act equitably as specified above, (i) deem any or all Options (vested or unvested) under the Plan to have been exercised and the underlying Shares to have been tendered to the Proposed Transaction, and apply a portion of the Optionee's proceeds from the closing of the Proposed Transaction to the exercise price payable by that Optionee for the exercise of his or her Options, (ii) cancel the Options and pay to a Optionee the amount that the Optionee would have received, after deducting the exercise price of the Options, had the Options been exercised, (iii) exchange unvested Options, or any portion of them, for options to purchase shares in the capital of the acquiror or any corporation which results from an amalgamation, merger or similar transaction involving the Company made in connection with the Proposed Transaction or (iv) take such other actions, and combinations of the foregoing actions.

(b) Each Optionee agrees that if an offer is made to purchase 100% of the shares of the Company, or to purchase all or substantially all of the assets of the Company, which offer is accepted by holders of more than 50% of the then issued and outstanding voting shares of the Company, the Optionee shall sell any Shares, held by him or her pursuant to the exercise of Options hereunder, pursuant to such offer or approve the asset sale and not exercise dissent rights in respect of such sale. If, at the time of closing of any transaction requiring the sale of the Optionee's Shares pursuant to this Section 3, the Optionee fails to complete such sale of his Shares, the relevant purchaser shall have the right, without prejudice to any other right which it may have, upon payment of the required purchase price payable to the Optionee at the time of such closing to the credit of the Optionee in the main branch of the Company's bankers in the City of Ottawa, to execute and deliver, on behalf of and in the name of the Optionee, such transfers or other documents that may be necessary to complete the sale transaction and the Optionee does hereby irrevocably constitute and appoint the purchaser as the true and lawful attorney of the Optionee in the name, place and stead of the Employee, and hereby irrevocably authorizes the purchaser to do all acts and things and to take all steps and to execute and deliver all forms of transfer and other documents as are necessary in order to complete such sale in accordance with its terms.

8. INCOME TAX CONSEQUENCES

         The Optionee acknowledges that the Company has advised him that there are income tax consequences related to the purchase of Optioned Shares by the Optionee and that the Company has recommended that he obtain independent advice on the tax consequences of the purchase of such shares. The Optionee hereby releases and discharges the Company and its affiliates, directors, officers and agents from any and all responsibility or liability with respect to any tax consequences to the Optionee of his purchase or sale of the shares of the Company purchased by the Optionee under the Plan or otherwise.

9. AMENDMENT AND TERMINATION OF THE PLAN

         Notwithstanding anything else contained in the Plan, the Board, may from time to time amend, suspend or terminate the Plan, provided that no such amendment, suspension or termination shall detract, or purport to detract, from rights previously granted to an Employee under the Plan.

Dated this 10th day of March, 2000

                                   Appendix A


                                OPTION AGREEMENT

THIS AGREEMENT made as of the _____ day of ___________, 2000

B E T W E E N:

                    LORAN NETWORK HOLDINGS CORPORATION INC.,
              a corporation incorporated under the laws of Canada

                       (hereinafter called the "COMPANY")

                                                             OF THE FIRST PART;

                                     - and -

                           ---------------------------

                       (hereinafter called the "OPTIONEE")

                                                            OF THE SECOND PART.

WHEREAS the Company is a corporation incorporated under the laws of Canada;

AND WHEREAS the Optionee is an Employee (as defined below) of the Company;

AND WHEREAS the Company has established a Share Option Plan (the "Plan") under which options to purchase Class B non-voting common shares in the capital of the Company are granted to employees, directors, consultants and advisors of the Company in order to incentivize employees to exert their best efforts on behalf of the Company;

AND WHEREAS the Company and the Optionee wish to enter into this Agreement to provide for the granting by the Company to the Optionee of certain options to acquire Class B non-voting common shares in the capital of the Company under and pursuant to the terms and conditions of the Plan;

NOW THEREFORE THIS AGREEMENT WITNESSETH that it is agreed by and between the parties hereto as follows:

1. DEFINITIONS

         a) "Effective Date" means the date before which the optioned shares cannot be exercised and is either: (i) the first anniversary of the Employee's start date or, (ii) if additional optioned shares have been granted, the first anniversary from the date these additional optioned shares were granted;

         b) "Employee" means any officer, director or employee of the Company or any subsidiary;

         c) "Exercise Period" means the period commencing on the Effective Date and ending on the Expiry Date;

         d) "Expiry Date" means the date after which optioned shares cannot be exercised;

         e) "Shares" means the Class B non-voting common shares without par value in the capital of the Company as constituted at the date of this Agreement, each, a "Share".

2. THE OPTION

         The Company, as of the date hereof, grants to the Optionee, and the Optionee hereby accepts, subject to the terms, conditions, and restrictions of this Agreement together with the provisions of the Plan and set forth in the Plan, an irrevocable option to purchase at the time or times hereinafter set forth:

         a) ______ Shares (hereinafter referred, each, as an "Optioned Share
            (i)", collectively, as the "Optioned Shares (i)"), at a price of $2.85 Cdn. per Optioned Share (i) as set out in section 3 a) (i) below.

3. ENTITLEMENT TO EXERCISE THE OPTION

         a) No part of any option granted hereunder shall be exercisable by the Optionee prior to the Effective Date hereunder. Thereafter, and subject to the terms and conditions hereinafter set forth, up to 33% of the number of Optioned Shares (i) may be exercised by the Optionee on or after the Effective Date in the first year and on or after each anniversary date of the Effective Date in subsequent years.

         (Administratively, share certificates are issued on September 30th for share options exercisable to that date).

         For greater certainty, the Optionee may, subject to and in accordance with the terms contained herein, exercise the following Optioned Shares on or after the Effective Dates as set forth below:

(i) - Optioned Shares (i)


    EFFECTIVE DATE (ON OR AFTER)         PRICE PER SHARE        NO. OF OPTIONED SHARES AVAILABLE           EXPIRY DATE
------------------------------------------------------------------------------------------------------------------------------
                                               $--                                                             --
                                               $--                                                             --
                                               $--                                                             --
                             TOTAL


         Any options that are exercisable that are not exercised in any particular year may be carried forward to succeeding years up to and including the earlier of the Expiry Date or termination as provided for herein.

         b) The Optionee agrees that prior to and as a condition of the exercise by him of any option granted pursuant to this Agreement, the Optionee shall become a party to and be bound as an "Employee Shareholder" by the terms and conditions of the Company's current "Unanimous Shareholders Agreement", and as amended from time to time, among all of the shareholders of the Company and the Company.

4. EXPIRY OF THE OPTION

         Subject to the terms and conditions hereinafter set forth, the option hereby granted shall remain in force from the Effective Date until the Expiry Date. On the Expiry Date, the option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the option hereby granted has not then been exercised.

5. TERMINATION OF EMPLOYMENT OR DEATH

         a) In the event of the termination by the Company with or without cause of the Optionee's employment with the Company, the Optionee's entitlement to exercise options hereunder shall immediately cease and the Employee's entitlements with respect to any Optioned Shares for which his or her rights have not previously been exercised shall terminate and shall thereafter be of no further force and effect.

         b) In the event of the death of the Optionee, any options granted to such Optionee may be exercised by the legal representatives of such Optionee for a period of 60 days from the date of death of such Optionee, after which period any portion of any options which remain unexercised shall terminate immediately and be of no force or effect.

6. METHOD OF EXERCISE

         Subject to the provisions of this section 6 and sections 3 and 5 hereof, options granted under this Agreement will be exercisable in whole or in part, and from time to time, by the Optionee giving a notice in writing addressed to the Company at its principal office in the City of Ottawa, Canada, and delivered to the C.E.O. of the Company, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by certified cheque or banker's draft made payable to or to the order of the Company) in full of the exercise price for such number of Optioned Shares so specified therein. Upon any such exercise of option as aforesaid, the Company shall forthwith deliver to the Optionee (or as the Optionee may otherwise direct in a notice of exercise of option) within ten (10) days following receipt by the Company of any such notice of exercise of option a certificate or certificates in the name of the Optionee representing in the aggregate such number of Optioned Shares as the Optionee shall have then paid for.

7. NECESSARY APPROVALS

         The obligation of the Company to issue and deliver the Optioned Shares in accordance with this Agreement and the option herein is subject to the approval of any regulatory authority (including but not limited to applicable stock exchanges and securities commission) having jurisdiction over the securities of the Company. If any or all of the Optioned Shares cannot be issued to the Optionee for any reason whatsoever, the obligation of the Company to issue such Optioned Shares shall terminate and any exercise price paid under the option granted pursuant to this Agreement to the Company will be returned by the Company to the Optionee.

         The Company shall not be obligated to file any prospectus, offering memorandum, registration statement or other offering document with securities regulatory authorities in any jurisdiction in respect the option granted hereby in order to qualify for distribution to the Optionee of the Optioned Shares.

8. GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall be deemed to have been made in Ontario.

9. ASSIGNMENTS

         This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his legal representatives to the extent provided in section 5 hereof. This Agreement shall not be transferable or assignable by the Optionee or his legal representatives.

10. ENTIRE AGREEMENT

         This Agreement together with the Plan and the Unanimous Shareholder Agreement (should the Optionee become a party thereto pursuant to section 3(b) hereof), constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

11. AMENDMENTS AND WAIVERS

         No amendments to this Agreement shall be valid or binding unless made in writing by each of the parties hereto. No waiver of any breach of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, a waiver of any breach of this Agreement shall be limited to the specific breach waived.

12. FURTHER ASSURANCES

         Each of the parties to this Agreement hereby covenants and agrees that is and its respective heirs, executors, administrators, successors and permitted assigns and nominees shall execute and deliver such further and other instruments, agreements and writings and do and cause to be done such other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

13. SEVERABILITY

         If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

14. COUNTERPARTS AND FACSIMILE EXECUTION

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute the same agreement. This Agreement may be executed and delivered by telecopier, provided that actual executed copies of this Agreement shall be substituted forthwith after execution for the copies executed by telecopier.

15. TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

16. NUMBER AND GENDER

         Words importing the singular include the plural and vice versa; and words importing gender include all genders.

IN WITNESS WHEREOF the Company and the Optionee have executed this Agreement.



                                     LORAN NETWORK HOLDINGS CORPORATION INC.




_________________________________    Per:  ____________________________________
                                           Name:
                                           Title:



________________________________
Witness

                                   TEMPLATE #1


                                OPTION AGREEMENT

THIS AGREEMENT made as of the 1st day of October, 1999

B E T W E E N:

                  LORAN NETWORK HOLDINGS CORPORATION INC., a corporation incorporated under the laws of Canada

                  (hereinafter called the "COMPANY")
                                                              OF THE FIRST PART;
                                     - and -


                  (hereinafter called the "OPTIONEE")
                                                             OF THE SECOND PART.

WHEREAS the Company is a corporation incorporated under the laws of Canada;

AND WHEREAS the Optionee is an Employee (as defined below) of the Company;

AND WHEREAS the Company and the Optionee wish to enter into this Agreement to provide for the granting by the Company to the Optionee of certain options to acquire Shares in the capital of the Company;

NOW THEREFORE THIS AGREEMENT WITNESSETH that it is agreed by and between the parties hereto as follows:

1.       DEFINITIONS

         a) "EFFECTIVE DATE" means the date before which the optioned shares cannot be exercised and is either: (i) the first anniversary of the Employee's start date or, (ii) if additional optioned shares have been granted, the first anniversary from the date these additional optioned shares were granted;

         b) "EMPLOYEE" means any officer, director or employee of the Company or any subsidiary;

         c) "EXERCISE PERIOD" means the period commencing on the Effective Date and ending on the Expiry Date;

         d) "EXPIRY DATE" means the date after which optioned shares cannot be exercised;

         e) "SHARES" means the Class B common non-voting shares without par value in the capital of the Company as constituted at the date of this Agreement, each, a "share".

2.       THE OPTION

         The Company, as of the date hereof, grants to the Optionee, and the Optionee hereby accepts, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase at the time or times hereinafter set forth:

         a) ______ Shares (hereinafter referred, each, as an "Optioned Share (i)", collectively, as the "Optioned Shares (i)"), at a price ranging from $0.___ to $0.___ CDN per Optioned Share (i) as set out in section 3 a) (i) below.

3.       ENTITLEMENT TO EXERCISE THE OPTION

         a) No part of any option granted hereunder shall be exercisable by the Optionee prior to the Effective Date hereunder. Thereafter, and subject to the terms and conditions hereinafter set forth, up to ____% of the number of Optioned Shares (i) may be exercised by the Optionee on or after the Effective Date in the first year and on or after each anniversary date of the Effective Date in subsequent years. (Administratively, share certificates are issued on September 30th for share options exercisable to that date).

                  For greater certainty, the Optionee may, subject to and in accordance with the terms contained herein, exercise the following Optioned Shares on or after the Effective Dates as set forth below:

              (i) - Optioned Shares (i)


       ---------------------------------------------------------------------------------------------------------------------------
          EFFECTIVE DATE (ON OR AFTER)         PRICE PER SHARE       NO. OF OPTIONED SHARES AVAILABLE           EXPIRY DATE
       ---------------------------------------------------------------------------------------------------------------------------
                                                      $                                                     September 30, 2004
       ---------------------------------------------------------------------------------------------------------------------------
                                                      $                                                     September 30, 2004
       ---------------------------------------------------------------------------------------------------------------------------
                                                      $                                                     September 30, 2004
       ---------------------------------------------------------------------------------------------------------------------------
                                    TOTAL
       ---------------------------------------------------------------------------------------------------------------------------


                  Any options that are exercisable that are not exercised in any particular year may be carried forward to succeeding years up to and including the earlier of the Expiry Date or termination as provided for herein.

         b) The Optionee agrees that prior to and as a condition of the exercise by him of any option granted pursuant to this Agreement, the Optionee shall become a party to and be bound as an "Employee Shareholder" by the terms and conditions of the Company's current "Unanimous Shareholders Agreement", and as amended from time to time, among all of the shareholders of the Company and the Company.

4.       EXPIRY OF THE OPTION

         Subject to the terms and conditions hereinafter set forth, the option hereby granted shall remain in force from the Effective Date until the Expiry Date. On the Expiry Date, the option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the option hereby granted has not then been exercised.

5.       TERMINATION OF EMPLOYMENT OR DEATH

         a) In the event of the termination by the Company with or without cause of the Optionee's employment with the Company, the Optionee's entitlement to exercise options hereunder shall immediately cease and the Employee's entitlements with respect to any Optioned Shares for which his or her rights have not previously been exercised shall terminate and shall thereafter be of no further force and effect.

         b) In the event of the death of the Optionee, any options granted to such Optionee may be exercised by the legal representatives of such Optionee for a period of 60 days from the date of death of such Optionee, after which period any portion of any options which remain unexercised shall terminate immediately and be of no force or effect.

6.       METHOD OF EXERCISE

         Subject to the provisions of this section 6 and sections 3 and 5 hereof, options granted under this Agreement will be exercisable in whole or in part, and from time to time, by the Optionee giving a notice in writing addressed to the Company at its principal office in the City of Ottawa, Canada, and delivered to the C.E.O. of the Company, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by certified cheque or banker's draft made payable to or to the order of the Company) in full of the exercise price for such number of Optioned Shares so specified therein. Upon any such exercise of option as aforesaid, the Company shall forthwith deliver to the Optionee (or as the Optionee may otherwise direct in a notice of exercise of option) within ten (10) days following receipt by the Company of any such notice of exercise of option a certificate or certificates in the name of the Optionee representing in the aggregate such number of Optioned Shares as the Optionee shall have then paid for.

7.       NECESSARY APPROVALS

         The obligation of the Company to issue and deliver the Optioned Shares in accordance with this Agreement and the option herein is subject to the approval of any regulatory authority (including but not limited to applicable stock exchanges and securities commission) having jurisdiction over the securities of the Company. If any or all of the Optioned Shares cannot be issued to the Optionee for any reason whatsoever, the obligation of the Company to issue such Optioned Shares shall terminate and any exercise price paid under the option granted pursuant to this Agreement to the Company will be returned by the Company to the Optionee.

         The Company shall not be obligated to file any prospectus, offering memorandum, registration statement or other offering document with securities regulatory authorities in any jurisdiction in respect the option granted hereby in order to qualify for distribution to the Optionee of the Optioned Shares.

8.       GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall be deemed to have been made in Ontario.

9.       ASSIGNMENTS

         This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his legal representatives to the extent provided in section 5 hereof. This Agreement shall not be transferable or assignable by the Optionee or his legal representatives.

10.      ENTIRE AGREEMENT

         This Agreement, and the Unanimous Shareholder Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

11.      AMENDMENTS AND WAIVERS

         No amendments to this Agreement shall be valid or binding unless made in writing by each of the parties hereto. No waiver of any breach of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, a waiver of any breach of this Agreement shall be limited to the specific breach waived.

12.      FURTHER ASSURANCES

         Each of the parties to this Agreement hereby covenants and agrees that is and its respective heirs, executors, administrators, successors and permitted assigns and nominees shall execute and deliver such further and other instruments, agreements and writings and do and cause to be done such other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

13.      SEVERABILITY

         If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

14.      COUNTERPARTS AND FACSIMILE EXECUTION

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute the same agreement. This Agreement may be executed and delivered by telecopier, provided that actual executed copies of this Agreement shall be substituted forthwith after execution for the copies executed by telecopier.

15.      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

16.      NUMBER AND GENDER

         Words importing the singular include the plural and vice versa; and words importing gender include all genders.

IN WITNESS WHEREOF the Company and the Optionee have executed this Agreement.



                                         LORAN NETWORK HOLDINGS CORPORATION INC.




___________________________________      Per:  _________________________________
                                               Name:  Leighton Powell
                                               Title: C.E.O.

___________________________________
Witness

                                   TEMPLATE #2


                                OPTION AGREEMENT

THIS AGREEMENT made as of the _____ day of ______________, 1999

B E T W E E N:

                  LORAN NETWORK HOLDINGS CORPORATION INC., a corporation incorporated under the laws of Canada

                  (hereinafter called the "COMPANY")
                                                              OF THE FIRST PART;
                                     - and -


                  (hereinafter called the "OPTIONEE")
                                                             OF THE SECOND PART.

WHEREAS the Company is a corporation incorporated under the laws of Canada;

AND WHEREAS the Optionee is an Employee (as defined below) of the Company;

AND WHEREAS the Company and the Optionee wish to enter into this Agreement to provide for the granting by the Company to the Optionee of certain options to acquire Shares in the capital of the Company;

NOW THEREFORE THIS AGREEMENT WITNESSETH that it is agreed by and between the parties hereto as follows:

1.       DEFINITIONS

         a) "EFFECTIVE DATE" means the date before which the optioned shares cannot be exercised and is either: (i) the first anniversary of the Employee's start date or, (ii) if additional optioned shares have been granted, the first anniversary from the date these additional optioned shares were granted;

         b) "EMPLOYEE" means any officer, director or employee of the Company or any subsidiary;

         c) "EXERCISE PERIOD" means the period commencing on the Effective Date and ending on the Expiry Date;

         d) "EXPIRY DATE" means the date after which optioned shares cannot be exercised;

         e) "SHARES" means the Class B common non-voting shares without par value in the capital of the Company as constituted at the date of this Agreement, each, a "share".

2.       THE OPTION

         The Company, as of the date hereof, grants to the Optionee, and the Optionee hereby accepts, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase at the time or times hereinafter set forth:

         a) _____ Shares (hereinafter referred, each, as an "Optioned Share (i)", collectively, as the "Optioned Shares (i)"), at a price of $0.40 Cdn. per Optioned Share (i) as set out in section 3 a) (i) below;

         b) _____ Shares (hereinafter referred, each, as an "Optioned Share (ii)", collectively, as the "Optioned Shares (ii)"), at a price of $1.29 Cdn. per Optioned Share (ii) as set out in section 3 a) (ii) below;

         c) _____ Shares (hereinafter referred, each, as an "Optioned Share (iii)", collectively, as the "Optioned Shares (iii)"), at a price of $2.85 Cdn. per Optioned Share (iii) as set out in section 3 a) (iii) below.

3.       ENTITLEMENT TO EXERCISE THE OPTION

         a) No part of any option granted hereunder shall be exercisable by the Optionee prior to the Effective Date hereunder. Thereafter, and subject to the terms and conditions hereinafter set forth, up to 100% of the number of Optioned Shares (i), up to 50% of the number of Optioned Shares (ii) and up to 33% of the number of Optioned Shares (iii) may be exercised by the Optionee on or after the Effective Date in the first year and on or after each anniversary date of the Effective Date in subsequent years. (Administratively, share certificates are issued on September 30th for share options exercisable to that date).

                  For greater certainty, the Optionee may, subject to and in accordance with the terms contained herein, exercise the following Optioned Shares on or after the Effective Dates as set forth below:

             (i) - Optioned Shares (i)


       -----------------------------------------------------------------------------------------------------------------------------
          EFFECTIVE DATE (ON OR AFTER)         PRICE PER SHARE         NO. OF OPTIONED SHARES AVAILABLE           EXPIRY DATE
       -----------------------------------------------------------------------------------------------------------------------------
       September 30, 1999                           $0.40                                                     September 30, 2002
       -----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL
       -----------------------------------------------------------------------------------------------------------------------------


              (ii) - Optioned Shares (ii)


       -----------------------------------------------------------------------------------------------------------------------------
          EFFECTIVE DATE (ON OR AFTER)         PRICE PER SHARE         NO. OF OPTIONED SHARES AVAILABLE           EXPIRY DATE
       -----------------------------------------------------------------------------------------------------------------------------
                                                    $1.29                                                     September 30, 2002
       -----------------------------------------------------------------------------------------------------------------------------
                                                    $1.29                                                     September 30, 2002
       -----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL
       -----------------------------------------------------------------------------------------------------------------------------


           (iii) - Optioned Shares (iii)


       -----------------------------------------------------------------------------------------------------------------------------
          EFFECTIVE DATE (ON OR AFTER)         PRICE PER SHARE         NO. OF OPTIONED SHARES AVAILABLE           EXPIRY DATE
       -----------------------------------------------------------------------------------------------------------------------------
       September 30, 2000                           $2.85                                                     September 30, 2002
       -----------------------------------------------------------------------------------------------------------------------------
       September 30, 2001                           $2.85                                                     September 30, 2002
       -----------------------------------------------------------------------------------------------------------------------------
       September 30, 2002                           $2.85                                                     September 30, 2002
       -----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL
       -----------------------------------------------------------------------------------------------------------------------------


                  Any options that are exercisable that are not exercised in any particular year may be carried forward to succeeding years up to and including the earlier of the Expiry Date or termination as provided for herein.

         b) The Optionee agrees that prior to and as a condition of the exercise by him of any option granted pursuant to this Agreement, the Optionee shall become a party to and be bound as an "Employee Shareholder" by the terms and conditions of the Company's current "Unanimous Shareholders Agreement", and as amended from time to time, among all of the shareholders of the Company and the Company.

4.       EXPIRY OF THE OPTION

         Subject to the terms and conditions hereinafter set forth, the option hereby granted shall remain in force from the Effective Date until the Expiry Date. On the Expiry Date, the option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the option hereby granted has not then been exercised.

5.       TERMINATION OF EMPLOYMENT OR DEATH

         a) In the event of the termination by the Company with or without cause of the Optionee's employment with the Company, the Optionee's entitlement to exercise options hereunder shall immediately cease and the Employee's entitlements with respect to any Optioned Shares for which his or her rights have not previously been exercised shall terminate and shall thereafter be of no further force and effect.

         b) In the event of the death of the Optionee, any options granted to such Optionee may be exercised by the legal representatives of such Optionee for a period of 60 days from the date of death of such Optionee, after which period any portion of any options which remain unexercised shall terminate immediately and be of no force or effect.

6.       METHOD OF EXERCISE

         Subject to the provisions of this section 6 and sections 3 and 5 hereof, options granted under this Agreement will be exercisable in whole or in part, and from time to time, by the Optionee giving a notice in writing addressed to the Company at its principal office in the City of Ottawa, Canada, and delivered to the C.E.O. of the Company, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by certified cheque or banker's draft made payable to or to the order of the Company) in full of the exercise price for such number of Optioned Shares so specified therein. Upon any such exercise of option as aforesaid, the Company shall forthwith deliver to the Optionee (or as the Optionee may otherwise direct in a notice of exercise of option) within ten (10) days following receipt by the Company of any such notice of exercise of option a certificate or certificates in the name of the Optionee representing in the aggregate such number of Optioned Shares as the Optionee shall have then paid for.

7.       NECESSARY APPROVALS

         The obligation of the Company to issue and deliver the Optioned Shares in accordance with this Agreement and the option herein is subject to the approval of any regulatory authority (including but not limited to applicable stock exchanges and securities commission) having jurisdiction over the securities of the Company. If any or all of the Optioned Shares cannot be issued to the Optionee for any reason whatsoever, the obligation of the Company to issue such Optioned Shares shall terminate and any exercise price paid under the option granted pursuant to this Agreement to the Company will be returned by the Company to the Optionee.

         The Company shall not be obligated to file any prospectus, offering memorandum, registration statement or other offering document with securities regulatory authorities in any jurisdiction in respect the option granted hereby in order to qualify for distribution to the Optionee of the Optioned Shares.

8.       GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall be deemed to have been made in Ontario.

9.       ASSIGNMENTS

         This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his legal representatives to the extent provided in section 5 hereof. This Agreement shall not be transferable or assignable by the Optionee or his legal representatives.

10.      ENTIRE AGREEMENT

         This Agreement, and the Unanimous Shareholder Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

11.      AMENDMENTS AND WAIVERS

         No amendments to this Agreement shall be valid or binding unless made in writing by each of the parties hereto. No waiver of any breach of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, a waiver of any breach of this Agreement shall be limited to the specific breach waived.

12.      FURTHER ASSURANCES

         Each of the parties to this Agreement hereby covenants and agrees that is and its respective heirs, executors, administrators, successors and permitted assigns and nominees shall execute and deliver such further and other instruments, agreements and writings and do and cause to be done such other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

13.      SEVERABILITY

         If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

14.      COUNTERPARTS AND FACSIMILE EXECUTION

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute the same agreement. This Agreement may be executed and delivered by telecopier, provided that actual executed copies of this Agreement shall be substituted forthwith after execution for the copies executed by telecopier.

15.      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

16.      NUMBER AND GENDER

         Words importing the singular include the plural and vice versa; and words importing gender include all genders.

IN WITNESS WHEREOF the Company and the Optionee have executed this Agreement.



                                        LORAN NETWORK HOLDINGS CORPORATION INC.



___________________________________     Per:     _______________________________
                                                 Name:
                                                 Title:



___________________________________
Witness

                                   TEMPLATE #3


                                OPTION AGREEMENT

THIS AGREEMENT made as of the _______ day of _____________, 1999

B E T W E E N:

                  LORAN NETWORK HOLDINGS CORPORATION INC., a corporation incorporated under the laws of Canada

                  (hereinafter called the "COMPANY")
                                                              OF THE FIRST PART;
                                     - and -


                  (hereinafter called the "OPTIONEE")
                                                             OF THE SECOND PART.

WHEREAS the Company is a corporation incorporated under the laws of Canada;

AND WHEREAS the Optionee is an Employee (as defined below) of the Company;

AND WHEREAS the Company and the Optionee wish to enter into this Agreement to provide for the granting by the Company to the Optionee of certain options to acquire Shares in the capital of the Company;

NOW THEREFORE THIS AGREEMENT WITNESSETH that it is agreed by and between the parties hereto as follows:

1.       DEFINITIONS

         a) "EFFECTIVE DATE" means the date before which the optioned shares cannot be exercised and is either: (i) the first anniversary of the Employee's start date or, (ii) if additional optioned shares have been granted, the first anniversary from the date these additional optioned shares were granted;

         b) "EMPLOYEE" means any officer, director or employee of the Company or any subsidiary;

         c) "EXERCISE PERIOD" means the period commencing on the Effective Date and ending on the Expiry Date;

         d) "EXPIRY DATE" means the date after which optioned shares cannot be exercised;

         e) "SHARES" means the Class B common non-voting shares without par value in the capital of the Company as constituted at the date of this Agreement, each, a "share".

2.       THE OPTION

         The Company, as of the date hereof, grants to the Optionee, and the Optionee hereby accepts, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase at the time or times hereinafter set forth:

         a) _____ Shares (hereinafter referred, each, as an "Optioned Share (i)", collectively, as the "Optioned Shares (i)"), at a price of $1.29 Cdn. per Optioned Share (i) as set out in section 3 a) (i) below;

         b) _____ Shares (hereinafter referred, each, as an "Optioned Share (ii)", collectively, as the "Optioned Shares (ii)"), at a price of $2.85 Cdn. per Optioned Share (ii) as set out in section 3 a) (ii) below.

3.       ENTITLEMENT TO EXERCISE THE OPTION

         a) No part of any option granted hereunder shall be exercisable by the Optionee prior to the Effective Date hereunder. Thereafter, and subject to the terms and conditions hereinafter set forth, up to 33% of the number of Optioned Shares (i) and up to 33% of the number of Optioned Shares (ii) may be exercised by the Optionee on or after the Effective Date in the first year and on or after each anniversary date of the Effective Date in subsequent years. (Administratively, share certificates are issued on September 30th for share options exercisable to that date).

                  For greater certainty, the Optionee may, subject to and in accordance with the terms contained herein, exercise the following Optioned Shares on or after the Effective Dates as set forth below:

             (i) - Optioned Shares (i)


       -----------------------------------------------------------------------------------------------------------------------------
          EFFECTIVE DATE (ON OR AFTER)         PRICE PER SHARE         NO. OF OPTIONED SHARES AVAILABLE           EXPIRY DATE
       -----------------------------------------------------------------------------------------------------------------------------
                                                    $1.29                                                     September 30, 2004
       -----------------------------------------------------------------------------------------------------------------------------
                                                    $1.29                                                     September 30, 2004
       -----------------------------------------------------------------------------------------------------------------------------
                                                    $1.29                                                     September 30, 2004
       -----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL
       -----------------------------------------------------------------------------------------------------------------------------


           (ii) - Optioned Shares (ii)


       -----------------------------------------------------------------------------------------------------------------------------
          EFFECTIVE DATE (ON OR AFTER)         PRICE PER SHARE         NO. OF OPTIONED SHARES AVAILABLE           EXPIRY DATE
       -----------------------------------------------------------------------------------------------------------------------------
       September 30, 2000                           $2.85                                                     September 30, 2005
       -----------------------------------------------------------------------------------------------------------------------------
       September 30, 2001                           $2.85                                                     September 30, 2005
       -----------------------------------------------------------------------------------------------------------------------------
       September 30, 2002                           $2.85                                                     September 30, 2005
       -----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL
       -----------------------------------------------------------------------------------------------------------------------------


                  Any options that are exercisable that are not exercised in any particular year may be carried forward to succeeding years up to and including the earlier of the Expiry Date or termination as provided for herein.

         b) The Optionee agrees that prior to and as a condition of the exercise by him of any option granted pursuant to this Agreement, the Optionee shall become a party to and be bound as an "Employee Shareholder" by the terms and conditions of the Company's current "Unanimous Shareholders Agreement", and as amended from time to time, among all of the shareholders of the Company and the Company.

4.       EXPIRY OF THE OPTION

         Subject to the terms and conditions hereinafter set forth, the option hereby granted shall remain in force from the Effective Date until the Expiry Date. On the Expiry Date, the option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the option hereby granted has not then been exercised.

5.       TERMINATION OF EMPLOYMENT OR DEATH

         a) In the event of the termination by the Company with or without cause of the Optionee's employment with the Company, the Optionee's entitlement to exercise options hereunder shall immediately cease and the Employee's entitlements with respect to any Optioned Shares for which his or her rights have not previously been exercised shall terminate and shall thereafter be of no further force and effect.

         b) In the event of the death of the Optionee, any options granted to such Optionee may be exercised by the legal representatives of such Optionee for a period of 60 days from the date of death of such Optionee, after which period any portion of any options which remain unexercised shall terminate immediately and be of no force or effect.

6.       METHOD OF EXERCISE

         Subject to the provisions of this section 6 and sections 3 and 5 hereof, options granted under this Agreement will be exercisable in whole or in part, and from time to time, by the Optionee giving a notice in writing addressed to the Company at its principal office in the City of Ottawa, Canada, and delivered to the C.E.O. of the Company, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by certified cheque or banker's draft made payable to or to the order of the Company) in full of the exercise price for such number of Optioned Shares so specified therein. Upon any such exercise of option as aforesaid, the Company shall forthwith deliver to the Optionee (or as the Optionee may otherwise direct in a notice of exercise of option) within ten (10) days following receipt by the Company of any such notice of exercise of option a certificate or certificates in the name of the Optionee representing in the aggregate such number of Optioned Shares as the Optionee shall have then paid for.

7.       NECESSARY APPROVALS

         The obligation of the Company to issue and deliver the Optioned Shares in accordance with this Agreement and the option herein is subject to the approval of any regulatory authority (including but not limited to applicable stock exchanges and securities commission) having jurisdiction over the securities of the Company. If any or all of the Optioned Shares cannot be issued to the Optionee for any reason whatsoever, the obligation of the Company to issue such Optioned Shares shall terminate and any exercise price paid under the option granted pursuant to this Agreement to the Company will be returned by the Company to the Optionee.

         The Company shall not be obligated to file any prospectus, offering memorandum, registration statement or other offering document with securities regulatory authorities in any jurisdiction in respect the option granted hereby in order to qualify for distribution to the Optionee of the Optioned Shares.

8.       GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall be deemed to have been made in Ontario.

9.       ASSIGNMENTS

         This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his legal representatives to the extent provided in section 5 hereof. This Agreement shall not be transferable or assignable by the Optionee or his legal representatives.

10.      ENTIRE AGREEMENT

         This Agreement, and the Unanimous Shareholder Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

11.      AMENDMENTS AND WAIVERS

         No amendments to this Agreement shall be valid or binding unless made in writing by each of the parties hereto. No waiver of any breach of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, a waiver of any breach of this Agreement shall be limited to the specific breach waived.

12.      FURTHER ASSURANCES

         Each of the parties to this Agreement hereby covenants and agrees that is and its respective heirs, executors, administrators, successors and permitted assigns and nominees shall execute and deliver such further and other instruments, agreements and writings and do and cause to be done such other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

13.      SEVERABILITY

         If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

14.      COUNTERPARTS AND FACSIMILE EXECUTION

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute the same agreement. This Agreement may be executed and delivered by telecopier, provided that actual executed copies of this Agreement shall be substituted forthwith after execution for the copies executed by telecopier.

15.      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

16.      NUMBER AND GENDER

         Words importing the singular include the plural and vice versa; and words importing gender include all genders.

IN WITNESS WHEREOF the Company and the Optionee have executed this Agreement.

                                        LORAN NETWORK HOLDINGS CORPORATION INC.



___________________________________     Per:     _______________________________
                                                 Name:
                                                 Title:


___________________________________
Witness

                                    ADDENDUM
                         TO THE OPTION AGREEMENT BETWEEN
                     LORAN NETWORK HOLDING CORPORATION INC.
                         AND THE UNDERSIGNED OPTIONEE OF
                     LORAN NETWORK HOLDING CORPORATION INC.

         WHEREAS Loran Network Holding Corporation Inc. (the "Company") and the undersigned optionee of the Company (the "Optionee") entered into an agreement dated * , * providing for the issuance to the Optionee of certain options to purchase Class B non-voting common shares in the capital of the Company (the "Agreement");

         AND WHEREAS in order to be fully effective in accordance with the terms of the Amended and Restated Unanimous Shareholders Agreement of the Company in effect as at the date hereof (the "USA"), the grant of options contemplated by the Agreement had to be made in accordance with the terms of the share option plan of the Company (the "Plan"), a copy of which is attached hereto as schedule "A";

         AND WHEREAS the Optionee and the Company have agreed to enter into this Addendum to the Agreement to clarify that the grant of options under the Agreement was made under, and subject to the terms and conditions of, the Plan;

         NOW THEREFORE, in consideration of the grant of options contained in the Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Optionee and the Company agree as follows:

1. The Optionee and the Company agree that (i) the Agreement shall be read and construed as being made in accordance with, and subject to the terms and conditions of, the Plan and (ii) the grant of options contemplated by the Agreement shall for all purposes be construed as a grant of options under, and subject to the terms and conditions of, the Plan.

2. The Optionee and the Company agree that, to the extent of any conflict between the terms of the Agreement and the terms of the Plan, the terms of the Plan shall govern and take precedence over the terms of the Agreement.

3.       This Addendum is governed by the laws of Ontario.


Dated this _______ day of _____________ , 2000.


                                        LORAN NETWORK HOLDINGS CORPORATION INC.



______________________________          ________________________________________
Optionee                                Leighton Powell
                                        C.E.O.


______________________________
Witness